POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED MAY 20, 2011 TO THE
PROSPECTUS DATED FEBRUARY 28, 2011 OF:

PowerShares Active AlphaQ Fund
PowerShares Active Alpha Multi-Cap Fund
PowerShares Active Low Duration Fund
PowerShares Active Mega Cap Fund
PowerShares Active U.S. Real Estate Fund

Effective May 23, 2011, H. Anthony Shufflebotham will no longer be responsible for the day-to-day management of PowerShares Active Mega Cap Fund. Also effective May 23, 2011, Andrew Waisburd will be a portfolio manager responsible for the day-to-day management of PowerShares Active Mega Cap Fund.

Accordingly, as of that date, the section titled "PowerShares Active Mega Cap Fund—Summary Information—Management of the Fund" is hereby deleted and replaced with the following:

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Investment Sub-Adviser. Invesco Advisers, Inc.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing The Fund
Ralph Coutant	Portfolio Manager of the Sub-Adviser	February 2010

Glen E. Murphy	Portfolio Manager of the Sub-Adviser	Since inception

Anthony J. Munchak	Portfolio Manager of the Sub-Adviser	Since inception

Francis M. Orlando	Portfolio Manager of the Sub-Adviser	Since inception

Andrew Waisburd	Portfolio Manager of the Sub-Adviser	May 2011

In addition, as of May 23, 2011, the third paragraph of the section titled "Management of the Funds—Portfolio Managers" is hereby deleted and replaced with the following:

Investment decisions for PowerShares Active Mega Cap Fund are made by investment management teams at Invesco. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

• Ralph Coutant, Portfolio Manager, has been responsible for the management of the Fund since February 2010 and has been associated with Invesco and/or its affiliates in an investment management capacity since 1999.

• Glen E. Murphy, Portfolio Manager, has been responsible for the management of the Fund since its inception and has been associated with Invesco and/or its affiliates in an investment management capacity since 1995.

• Anthony J. Munchak, Portfolio Manager, has been responsible for the management of the Fund since its inception and has been associated with Invesco and/or its affiliates in an investment management capacity since 2000.

• Francis M. Orlando, Portfolio Manager, has been responsible for the management of the Fund since its inception and has been associated with Invesco and/or its affiliates in an investment management capacity since 1987.

• Andrew Waisburd, Portfolio Manager, has been responsible for the management of the Fund since May 2011 and has been associated with Invesco and/or its affiliates in an investment management capacity since June 2008. Prior to joining Invesco in June 2008, Mr. Waisburd was a senior quantitative analyst at Harris Investment Management, Director of Research for Archipelago (now NYSE Arca) and assistant professor of finance at Texas Christian University.

Please Retain This Supplement For Future Reference.

P-PS-PRO-STK-10 5/20/11